Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Maxim Temnikov, the President and the Chief Executive Officer of Helpful Alliance Company, a Florida corporation (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the period ended September 30, 2016 (the “Report”) of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2016	By:	/s/ MAXIM TEMNIKOV
	Name:	Maxim Temnikov
	Title:	President and Chief Executive Officer
(Principal Executive Officer)